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   As filed with the Securities and Exchange Commission on January 17, 1997.


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): DECEMBER 31, 1996


                            EXCEL REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


          MARYLAND                      1-12244                 33-0160389
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


   16955 VIA DEL CAMPO, SUITE 110
       SAN DIEGO, CALIFORNIA                                       92127
(Address of Principal Executive Offices)                        (Zip Code)


                                 (619) 485-9400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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        This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a
Maryland corporation (the "Company"), in connection with the matters described herein.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On December 31, 1996, the Company acquired the Valley Fair Mall from Valley Fair Mall, Inc., a subsidiary of Safeco Insurance Company, an unaffiliated party. Valley Fair Mall is a shopping center with approximately 608,000 square feet of gross leasable area located in West Valley City, a suburb of Salt Lake City, Utah. As part of the same transaction, the Company acquired four acres of undeveloped land. The acquisition price was approximately $37.3 million, which was comprised of approximately $19.4 million cash and the assumption of a 7.6% fixed rate mortgage of approximately $17.9 million. The funds used to acquire Valley Fair Mall were obtained from the Company's line of credit, which was previously paid down from the Company's public offering of common stock which was consummated in December, 1996. In assessing the acquisition of Valley Fair Mall, the Company considered, among other factors, its location, occupancy rate, the quality of the tenants (including the tenants' credit quality), comparative rents, and the competition in the Salt Lake City rental market. The Company also assessed the sources of potential expenses associated with owning and operating Valley Fair Mall, including, among other factors, estimated maintenance expenses, capital improvements, expenses associated with the possible redevelopment of the Valley Fair Mall and the development of the four undeveloped acres referenced above and property management and other operating expenses.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             Consent of Squire and Company, PC.

        (a)  Financial Statements of Property Acquired.

             Historical Summary of Operating Revenues and Direct Operating Expenses for the selected property owned or to be acquired by Excel Realty Trust, Inc. for the year ended December 31, 1995.

        (b)  Pro Forma Financial Information.

             Unaudited Pro Forma Condensed Consolidated Financial Statements of Excel Realty Trust, Inc. as of September 30, 1996 and for year ended
December 31, 1995.

        (c)  Exhibits.

        23.1 Consent of Squire and Company, PC

        99.1 Historical Summary of Operating Revenues and Direct Operating Expenses for the selected property owned or to be acquired by Excel Realty Trust, Inc. for the year ended December 31, 1995.

        99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements of Excel Realty Trust, Inc. as of September 30, 1996 and for year ended
December 31, 1995.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 17, 1997                  EXCEL REALTY TRUST, INC.


                                         By: /s/ GARY B. SABIN
                                            ---------------------------------
                                            Gary B. Sabin
                                            Chairman, President and
                                            Chief Executive Officer






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                                 EXHIBIT INDEX

EXHIBIT NO.                                                           PAGE
-----------                                                           ----
 23.1        Consent of Squire and Company PC........................   5

99.1         Historical Summary of Operating Revenues and Direct
             Operating Expenses for the selected property owned or
             to be acquired by Excel Realty Trust, Inc. for the
             year ended December 31, 1995............................   6

 99.2        Unaudited Pro Forma Condensed Consolidated Financial
             Statements of Excel Realty Trust, Inc. as of
             September 30, 1996 and for the year ended
             December 31, 1995.......................................  12




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